EXHIBIT 99.2

Financial Summary: Market Capitalization Comps

As of 05-17-2006
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
RPID
Voii
8X8
DDDC
Market Cap
Revenue

Figures in millions.

Rapid Link Voice Over IP

4

Market Drivers - Broadband Growth

US Broadband Growth

(in Millions)
60
50
40
30
20
10
0
29
35
41
47
52
2004
2005
2006
2007
2008

Source: The Yankee Group

Global Broadband Growth

(in Millions)
350
300
250
200
150
100
50
0
142
185
228
275
327
2004
2005
2006
2007
2008

Source: The Yankee Group

Rapid Link Voice Over IP

7

VoIP Market Transition

IP Telephony

2004E < $1.0B

IP Telephony

2008E = $15.1B

2008E
$150.8B

Source: The Yankee Group

Rapid Link
Voice Over IP

8

VoIP Adoption Trends

Adoption of Consumer VoIP Lags Enterprise and Toll Bypass, But...

Toll Bypass
Widespread Adoption
Enterprise
Consumer
Chasm
Early Market

...Growth Has Been Very Rapid (Roughly 10x Year Over Year)

Years	2003	2004
U.S. Residential Voice Lines (Millions)	118	115
U.S. Consumer VoIP Subs (Millions)	0.13	1.2
VoIP as a Percentage of U.S. Wireline Market	0.1%	1.0%

Source: The Yankee Group June 2004

Rapid Link Voice Over IP

9

Rapid Link vs. Other Options

	Rapid Link	Wireline	Wireless	Vonage
Pricing	$19.95 / Mo Unlimited US/Canada	Over $45.00 / Mo.	Over $50.00 / Mo.	$24.99 / Mo Unlimited US/Canada
Portability	Yes	None	Yes	Sometimes
Features	Many/Free	Fee Based	Fee Based	Many/Free
International	Very Low Rates	High Rates	Very High Rates	Low Rates
Install/Adoption	Fast/Easy	1-2 Weeks	Easy, But Costly (Contracts)	Easy
Overages	None	Avg.: $0.07 / Min.	As Much As $0.45 / Min.	None

Rapid Link
Voice Over IP

16

Product Device Strategy

Adapter
(Traditional Phones)

Wireless / WiFi

Network Devices

Computer / Laptop
(Softphone)

Residential VoIP
Phones

Small / Medium
Business Installations

17

Rapid Link
Voice Over IP

Network Map

Amsterdam
London
Frankfurt
Montreal
Omaha
Madrid
Paris
Beijing
Los Angeles
New York
Okinawa
Dallas
New Delhi
Taipei
Mexico City
Honduras
Kuala Lumpur
Brasilia
Rio de Janeiro
Sao Paolo
Kenmore
Johannesburg
Supernode In Place
IP Switching In Place
Current IP Route
Supernode Planned
IP Switching Planned

Rapid Link
Voice Over IP

19

Financial Summary: Market Capitalization Comps

As of 05-17-2006
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
RPID
Voii
8X8
DDDC
Market Cap
Revenue

Figures in millions.

Rapid Link Voice Over IP

23

SEARCHABLE text of Slide Show Follows:

Slide 01: Rapid Link

[Company Logo Appears Here]

Slide 02: Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in the following disclosure that are not historical facts are forward-looking statements (including projections). Although the Company believes that the expectations in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to have been correct. The forward-looking statements are based upon a number of assumptions and estimates that, while presented with numerical specificity and considered reasonable by the Company, are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies which are beyond the control of the Company, and upon assumptions with respect to future business decisions which are subject to change. Accordingly, the forward-looking statements are only an estimate, actual results will vary from the forward-looking statements and these variations may be material.

Consequently, the inclusion of the forward-looking statements should not be regarded as a representation by the Company of results that will actually be achieved. Forward-looking statements are necessarily speculative in nature, and it is usually the case that one or more of the assumptions in the forward-looking statements do not materialize. Investors are cautioned not to place undue reliance on the forward-looking statements. In connection with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions the reader that the factors below, which are discussed, in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2005 and its other filings with the Securities and Exchange Commission, could cause the company's results to differ materially from those stated in the forward-looking statements. These factors include: (a) increased competition from existing and new competitors using voice over Internet protocol ("VoIP") to provide telecommunications services over the Internet, (b) the relatively low barriers to entry for start-up companies using VoIP to provide telecommunications services over the Internet, (c) the price-sensitive nature of consumer demand, (d) the relative lack of customer loyalty to any particular provider of services over the Internet, (e) our dependence upon favorable pricing from our suppliers to compete in the telecommunications industry, (f) increased consolidation in the telecommunications industry, which may result in larger competitors being able to compete more effectively, (g) failure to attract or retain key employees, (h) continuing changes in governmental regulations affecting the telecommunications industry and the Internet and (i) changing consumer demand, technological developments and industry standards that characterize the industry

Slide 03: Forward Looking Statements - continued

In connection with your contemplated participation in a proposed private equity financing (the "Private Placement") of Rapid Link Corporation ("RPID"), Rapid Link herein provides you with certain material non-public information concerning its business plans and financial projections (the "Information"). In accordance with Regulation FD and Rule 10b5-1 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, you and any other recipient of this Information will be prohibited from trading in the securities of the Company until such time as all such Information contained herein has become public knowledge.

By accepting the Information, you agree that (i) you will treat such Information as strictly confidential, (ii) you may only disclose Information to your employees to the extent such employees have a legitimate need to know such Information in connection with the Private Placement, (iii) except to the extent disclosure may be required by applicable law or by any government or regulatory agency or body or pursuant to an order entered or subpoena issued by a court of competent jurisdiction, you shall keep confidential all Information provided to you by Rapid Link for so long as it remains non-public, and (iv) you shall not make use of any Information except in connection with the Private Placement referred to above.

Slide 04: Financial Summary: Market Capitalization Comps

[Chart Appears Here]

Slide 05: Investment Highlights
  Undervalued Public Company
  Large Market Potential
  Experienced Management Team

    Over 100 years of Telecom experience
    Acquisition integration experience
  Experts in IP Telephony / Global Networks
  Established Infrastructure
  Positioned for Success:

    11 years targeting the US military
     7 years operating in South Africa

Slide 06: Investment Highlights - continued
  Executing on its Plan
  Balance sheet clean up
  Premier VoIP offering
  Acquisitions: Integrated Telecommunications, Telenational Communications
  Acquiring retail customers, products and accretive revenues
  Profitability in sight
  Telenational Communications
  $11 million in revenues
  10,000+ retail customers
  Profitable 5 consecutive years
  Pro Forma Combined
  $20 Million+ in Annual Revenues
  20,000+ Retail customers
  EBITDA POSITIVE 4th Quarter - 06

Slide 07: Market Drivers - Broadband Growth

[Chart Appears Here]

There Are Currently 58,000 Hotspots in 75 Countries with Expectations of Over 200,000 Hotspots in Well Over 100 Countries by 2009

Slide 08: VoIP Market Transition

IP Telephony Is Slightly Less Than 1% of Consumer

Wireline Revenue,

Growing to 10% in 2008

Verizon = $40.0B

SBC = $33.0B

BellSouth = $18.0B

Qwest = $12.0B

MCI = $5.0B

Sprint = $4.5B

AT&T = $2.0B

Others = $43.6B

Total Consumer
Wireline Spending 2004 = $158.1B

Slide 09: VoIP Adoption Trends

U.S. Residential Voice Lines 118 115
(Millions)

U.S. Consumer VoIP Subs 0.13 1.2
(Millions)

VoIP as a Percentage of 0.1% 1.0%
U.S. Wireline Market

Slide 10: Growth Model

Organic Growth
  Rapid Link Brand
  Niche Markets
  "Rapid Play"

     Bundled Broadband Services
  Private Label
  $60 to $90 customer acquisition cost

Acquisition Growth

  Accretive Companies
  Customer Base
  New Product Sets
  Niche Markets

"Rapid Link's niche marketing strategy reduces the customer acquisition cost by up to 60% vs Vonage, the largest US competitor."

Slide 11: Organic Growth Metrics

Cost of Customer Acquisition $60/$90
    Device / Adapter $40

    Sales and Marketing $50

Activation Fee (Average) $15

Churn Rate (Monthly) 1%

ARPU (Monthly) $20.00

Slide 12: Merger & Acquisitions

Telenational (Closed May 2006)
  Military
  $11 million annual revenue
  Profitable - Five years running
  10,000+ retail customers
  Positive Working Capital
  Strong Senior Management
  New 15,000 Sq. Ft. Corp. Operations Center

Integrated Com (Closed Nov 2005)

  Profitable
  200 Retail and 30 wholesale customers
  IP switching platform

Potential Target Companies
  Military Internet Video games: $22 million, 5 million in EBITDA
  Internet Dating: $20 million, 3 million in EBITDA
  Virtual Desktop company: $3 million in annualized revenue
  International VoIP Carrier: $15 million company with $1 million EBITDA
  S.A Carrier: $100 million revenues, $7.5 million EBITDA

Purchasing accretive businesses

for $0.10 - $0.40 cents on

the dollar!"

Slide 13: Combined Company Strengths

$20+ Million Combined

  EBITDA Positive 4th Quarter - 06
  Reduced Long Term Debt
  $450K Added Working Capital

20,000+ Retail Customers
  15,000+ Military Personnel
  3,000 South African SME's
  2,000 U.S. SME's

Strong Recognizable Brand
  11 Years Serving the Military
  7 Years Serving South Africa

24/7 Customer Care

  Multi Language
  Customer Support
  Agent Support
  Up Sell Services

Global Network & Billing

  Customers in 50+ Countries
  Proprietary and Scalable

Slide 14: Niche Market Strategy

Current

  Military
  Veterans
  Ethnic
  South Africa
  Athlete Program
  Private Label
     ISP's
     Cable Operators
     Marketing Companies

Future
  College Students
  Business Travelers
  Ex-Patriots
  Cruise Lines
  Associations
  International Markets

Slide 15: Military Personnel Market Niche
  Active Military Community
  5.1 Million Active, Reserve & Guard
  75% are 18 to 34 Years Old
  40% Ethnic Minorities
  Veterans
  25.3 Million Veterans
  Prior Service Members & Retirees
  Median Income 9% Above U.S. Average
  250,000+ New Veterans Annually
  Up sell Family and Friends = 180 million Market Potential
  Market potential x 5
  Soldiers 5.1 million x 5 = 25 million
  Veterans 25 million x 5 = 125 million

Slide 16: Rapid Link vs. Other Options

[Chart Appears Here]

Slide 17: Product Device Strategy

[Chart Appears Here]

"Our customer acquisition approach is based on easy to use devices that familiarize the customer with VoIP benefits. We are then able to up sell into other access devices."

Slide 18: Unique Product Bundles

  Military
  VoIP Services
  Virtual Desktop/Sabotek
  Summer launch
  Internet / Video Games
  August launch
  Internet Dating
  September launch
  IPTV (no date)
  South Africa
  Cellular Bridging
  May launch
  VoIP Services
  July launch
  Virtual Desktop
  August launch
  Internet Dating

Slide 19: Network Map

"Rapid Link's global network structure is one of the most efficient networks in the world providing domestic and international reach with toll quality services."

[Map Appears Here]

Slide 20: Global Customer Base

Rapid Link's global customer base use the Rapid Link network from over 50 countries on 6 continents

[Map Appears Here]

"Rapid Link can reach customers world wide and support up 200,000 users on it's current network."

Slide 21: Senior Management

John Jenkins, Chairman & CEO
Mr. Jenkins founded Rapid Link, Incorporated (formerly Dial Thru International) in May 1997 and served as President and CEO until November 1999 when the company merged with Ardis Telecom & Technologies. In December 1999, Mr. Jenkins assumed the position of President and CEO of the combined company, whose name was then changed to Dial-Thru International Corporation. From 1994 to 1999, Mr. Jenkins held various executive positions in the telecommunications industry for ICN/ Commsource, a buying and leasing company of oceanic fiber optics cable, Golden Line Technologies, Justice Technology, an international long-distance carrier. Mr. Jenkins holds degrees in Physics & Business/Economics from UCLA.

David Hess, President
Mr. Hess has 20 years of experience in telecommunications, was elected to our Board of Directors in May 2002, and has served as our President since July 2005.  Prior to joining Rapid Link, Mr. Hess held the role of CEO/President and board of director for many large public/private telecommunications companies providing both retail and wholesale services worldwide, including Telia International North America, Inc., Rapid Link Inc., (prior to its acquisition by Dial Thru International), Net/Net, TotalTel and LDI. In addition he held Sr. Sales and Marketing positions at MCI, United Telephone Systems and Sprint. Mr. Hess received a BA in Communications with a Minor in Marketing from Bowling Green State University.

Slide 22: Senior Management (continued)

Chris Canfield, CFO
Christopher J. Canfield - Mr. Canfield has been the President and CEO of Telenational Communications, Inc. ("TNC") since early 1998, where he achieved profitability 5 consecutive years. Mr. Canfield has more than 15 Years experience working within the telecommunications marketplace, and has founded two companies, Intercontinental Exchange, Inc. ("ICX"), and Resource Communications, Inc. Mr. Canfield grew Resource from inception to eventual customer revenues of over 20 million annually. ICX was profitable and eventually acquired by a major public telecommunications company in 1998.

Mike Prachar, COO

Michael P. Prachar - Mr. Prachar served as Vice President and COO of Telenational Communications Inc. ("TNC") since 1998, overseeing all operational functions within the company. He has been involved in the telecommunications industry since 1992 and has practical experience in most related aspects, including sales, marketing, management, IT, and equipment service. He served as Director of Operations for Resource Communications, Inc. from 1994 -1996 and then in the same capacity for InterContinental Exchange, Inc. 1996 -1998.

Slide 23: Financial Summary: Market Capitalization Comps

[Chart Appears Here]

Slide 24: Capital Structure: Current Capitalization

The following table represents the fully diluted capitalization of Rapid Link as of June 1, 2006:

Public Float                          17,498,183

Shares Held by Insiders     30,974,000

Total Shares Outstanding  48,472,183

Options Outstanding             2,845,000

Warrants Outstanding           8,848,391

Fully Diluted Shares             51,317,183

Slide 25: Investment Highlights

Large Market Opportunity

Undervalued public company

Experienced Management Team

Experts in IP Telephony / Global VoIP Network

Executing on their Plan

New Balance Sheet

Telenational

Integrated

Pro Forma Combined

$20 Million+ in Revenues

20,000+ Retail customers

EBITDA POSITIVE 4th QUARTER - 06